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                                                                   EXHIBIT 10.50

                         REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is entered into as of December 23, 1996, by and between INCO HOMES CORPORATION, a Delaware corporation (the "COMPANY"), and OVERLAND OPPORTUNITY FUND, LLC, a California limited liability company (the "HOLDER").


                                R E C I T A L S

         A. The Company and Holder are parties to that certain Common Stock Purchase Agreement (the "PURCHASE AGREEMENT") dated December 23, 1996, pursuant to which the Company agrees to sell and issue, and Holder agrees to purchase, an aggregate of One Million Two Hundred Thousand (1,200,000) shares (the "COMMON SHARES") of the common stock of the Company in three installments of 400,000 shares each, such Common Shares to be issued and sold by the Company without registration under the Securities Act of 1933, as amended (the "SECURITIES ACT").

         B. Company and the Holder desire to enter into this Agreement to provide to the Holder certain registration rights with respect to the Common Shares as set forth below in this Agreement.


                                   AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

         II.      Demand Registration.

                          On and after execution of this Agreement and
continuing until February 1, 1999, Holder, for so long as it holds Registrable Securities (as hereinafter defined), may request by delivery of written notice to the Company (the "DEMAND NOTICE") that the Company file as soon as practicable but in no event more than 60 days from the date of such Demand Notice a registration statement (a "DEMAND REGISTRATION STATEMENT") relating to the sale by the Holder of a minimum of 600,000 shares of Registrable Securities (a "DEMAND REGISTRATION"). Upon receipt of a Demand Notice, if there are holders of Registrable Securities other than the Holder ("OTHER HOLDERS"), the Company shall promptly give written notice of such demand to all Other Holders of Registrable Securities as shown in the Company's books and records. All such Other Holders thereupon shall have the right, by giving written notice to the Company (the "INCLUSION NOTICE") within ten (10) days after the Demand Notice has been delivered to them, to have included in the Demand Registration Statement such of their Registrable Securities as such Other Holders may specify in the Inclusion Notice. A decision by an Other Holder not to include his Registrable Securities in a Demand Registration Statement pursuant to the foregoing sentence shall not prohibit such Other Holder from making a request for a Demand Registration pursuant to this Section 1.a.


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         "REGISTRABLE SECURITIES" shall mean (i) the Common Shares and (ii) any shares of common stock of the Company issued or issuable with respect to the Common Shares referred to in clause (i) above by way of replacement, share dividend, share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been sold to the public pursuant to an offering registered under the Securities Act or sold to the public in compliance with Rule 144 under the Securities Act (or any similar rule then in force). As to any Registrable Securities transferred by Holder, pursuant to the immediately preceding sentence, in a transaction which complies with an appropriate exemption from registration under the Securities Act, such securities shall remain Registrable Securities. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holder are also for the benefit of, and enforceable by, any subsequent Other Holder of Registrable Securities. If so specified in the Demand Notice, the Demand Registration shall be an underwritten registration.

         B.      For so long as the Company maintains an effective
Shelf Registration (as defined in Section 4.a.i, below) and otherwise complies with the terms of this Agreement, the Holder of Registrable Securities covered by such Shelf Registration shall not be entitled to request an additional Demand Registration with respect to such Registrable Securities; provided, however, that the Holder may request, with respect to all or a part of such Registrable Securities held by the Holder, one (1) Demand Registration (an "ALTERNATE DEMAND REGISTRATION") which is not part of such Shelf Registration, and the Company agrees in such case to suspend the effectiveness of such Shelf Registration with respect to such Registrable Securities for a period beginning fifteen (15) days before the anticipated effectiveness of such Alternate Demand Registration and ending thirty (30) days after the effectiveness of such Alternate Demand Registration or such later time as requested by the Holder, but in no event more than 120 days after the effectiveness of such Alternate Demand Registration. Separate and apart from the Demand Registration rights granted pursuant to Section 1.a.i hereof, commencing as of the date of this Agreement, if Other Holders of Registrable Securities exist, the Holder and such Other Holders shall each be able to piggyback onto and Demand Registration of the other on the terms provided below.

         C. The Company agrees to use reasonable commercial efforts to keep the Demand Registration Statement continuously effective until the earliest of (a) February 1, 1999, (b) the date on which the Holder no longer holds any Registrable Securities covered by such Demand Registration Statement, or (c) the date on which the Company has caused to be delivered to the Holder an opinion of counsel stating that the Registrable Securities may be sold pursuant to Rule 144 promulgated under the Securities Act or any successor thereto or replacement therefor. If despite reasonable commercial efforts of the Company as above described, the Demand Registration Statement ceases to be effective prior to expiration of the time period above-described, then the Holder of the Registrable Securities which were included in such Demand Registration Statement may again request, pursuant to another Demand Notice, that the Company file as soon as practicable another Demand Registration Statement relating to the sale by the Holder of such Registrable



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Securities.  Upon receipt of such Demand Notice, the Company and the Holder shall follow the same procedures and have the same rights provided by Section 1.a of this Agreement with regard to the registration of the Registrable Securities and the Demand Registration Statement.

         D. In the case of an underwritten offering pursuant to a Demand Registration Statement, the Holder shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval, which shall not be unreasonably withheld. If Other Holders of Registrable Securities exist, the Holder and/or the Other Holders holding a majority of the Registrable Securities included in such offering shall have the right to make the selection as provided in the immediately preceding sentence.

         E. If a Demand Registration Statement is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Holder (or, if Other Holders of Registrable Securities exist, the Holder and/or the Other Holders initially requesting registration and holding a majority of the Registrable Securities initially requested to be included in such registration), the Company will include in such Demand Registration Statement, prior to the inclusion of any securities which are not Registrable Securities hereunder, the number of Registrable Securities requested to be included hereunder which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering. If Other Holders exist, the number of Registrable Securities included in such Demand Registration Statement pursuant to the immediately preceding sentence shall be determined pro rata among the Holder or respective Other Holders thereof on the basis of the amount of Registrable Securities owned by each such holder. In the case of participation in such Demand Registration Statement by any other investors or their permitted transferees who at any time have been granted piggyback registration rights outside of this Agreement and who are seeking to include any of their securities as part of the Demand Registration Statement (the "OTHER INVESTORS"), the securities held by them which are requested to be included in such Demand Registration Statement will be treated together on a pro rata basis among the Holder (and/or the Other Holders of Registrable Securities, if any) requesting such registration and such Other Investors on the basis of the number of shares requested for inclusion in such Demand Registration Statement by each such holder.

         III.   Piggyback Registration.

                A. Right to Piggyback. On and after the date of this Agreement and continuing until February 1, 1999, if at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering of shares of the common stock of the Company solely for cash (other than a Demand Registration Statement hereunder, and other than a registration statement (i) on Form S-8 or any successor form to such form or in connection with any employee or director welfare, benefit or compensation plan,
(ii) on Form S-4 or any successor form to such form or in connection with an exchange




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offer, (iii) in connection with a rights offering exclusively to existing holders of shares of common stock of the Company, (iv) in connection with an offering solely to employees under an employee benefit, share dividend, share ownership or dividend reinvestment plan by the Company or its affiliates, (v) relating to a transaction pursuant to Rule 145 of the Securities Act, or (vi) a shelf registration pursuant to Rule 415 under the Securities Act, or any successor rule, if the Company in its good faith discretion believes the inclusion of Registrable Securities would adversely interfere with such offering or otherwise adversely affect the Company), whether or not for its own account (a "PIGGYBACK REGISTRATION STATEMENT"), the Company shall give prompt written notice of such proposed filing to the Holder (a "PIGGYBACK NOTICE") and, subject to the provisions of subsections 2.b and 2.c, below, the Company will include in such registration all Registrable Securities with respect to which the Company receives a written request for inclusion therein within twenty (20) days after the date of delivery of the Piggyback Notice. The Holder shall be permitted to withdraw all or part of the Holder's Registrable Securities from a Piggyback Registration Statement at any time prior to the effective date of such Piggyback Registration Statement.

                 B. Priority on Primary Registrations. If a Piggyback Registration Statement is a registration on behalf of the Company and the Company determines that, or in the case of an underwritten registration, the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Registrable Securities requested to be included in such registration and any other securities requested to be included in such registration, pro rata among the holders of Registrable Securities requesting such registration and the holders of such other securities on the basis of the number of securities requested for inclusion in such registration by each such holder. Nothing herein shall affect the right of the Company to withdraw any such Registration in its sole discretion.

                 C. Priority on Secondary Registrations. If a Piggyback Registration Statement is a registration on behalf of holders of the Company's securities other than the Holder (or Other Holders, if any) of Registrable Securities, and the Company determines, in good faith and using reasonable discretion that, or in the case of an underwritten offering, the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of securities requesting such registration on the basis of the number of securities requested for inclusion in such registration by each such holder.




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                 D.       Selection of Underwriters.  In the case of any
underwritten Piggyback Registration Statement, the Company shall have the right to select the investment banker(s) and manager(s) to administer the offering.

         IV. Holdback Agreements. The Company agrees (a) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 120 day period beginning on the effective date of any underwritten Demand Registration (except pursuant to (i) registrations on Form S-8 or any successor form, (ii) registrations on Form S-4 or any successor form, and (iii) registrations of securities in connection with the Company's dividend reinvestment plan on form(s) applicable to such securities) unless the underwriters managing the registered public offering otherwise agree, and (b) to use its reasonable best efforts to obtain agreements from each of its officers, directors and affiliated shareholders (including, without limitation, each holder of more than five percent (5%) in number or value of the outstanding shares of the common stock of the Company), to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

         V.      Registration Procedures and Assistance.

                 A. Whenever the Holder requests that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and facilitate the sale and distribution of the Registrable Securities specified in the Demand Notice (and, if Other Holders exist, all related Inclusion Notices) in accordance with the intended method of disposition thereof and pursuant thereto the Company shall:

                          1.  Prepare and file with the Securities and Exchange
Commission (the "SEC") a registration statement (the "REGISTRATION STATEMENT") with respect to such Registrable Securities and use its best efforts to cause the Registration Statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish on a timely basis to the counsel selected by Holder (or, if Other Holders of Registrable Securities exist, the Holder and/or the Other Holders holding a majority of the Registrable Securities covered by the Registration Statement) copies of all such documents proposed to be filed, which documents shall be subject to the review of such counsel). If it is eligible to do so, the Company may elect, at its option, to file such Demand Registration as a registration pursuant to Rule 415 of Regulation C promulgated under the Securities Act (or any successor rule) (a "SHELF REGISTRATION");

                          2.  Notify the Holder of the effectiveness of the
Registration Statement and furnish to the Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits) and the prospectus contained therein (including each preliminary prospectus) as the Holder may reasonably request in order to facilitate the Holder's sale of the Registrable Securities in the manner described in the Registration Statement;


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                          3.  Prepare and file with the SEC from time to
time such amendments and supplements to the Registration Statement and prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective for the period required by the intended method of disposition or to describe the terms of any offering made from an effective Shelf Registration, and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in the Registration Statement;

                          4.  File any necessary listing applications or
amendments to existing listing applications to cause the Registrable Securities covered by the Registration Statement to be then listed or quoted on the primary exchange or quotation system on which similar securities issued by the Company are then listed or quoted;

                          5.  Notify the Holder, and confirm in writing,
any request by the SEC for amendments or supplements to the Registration Statement or the prospectus related thereto or for additional information. In addition, the Company shall promptly notify the Holder of, and confirm in writing, the filing of the Registration Statement, any prospectus supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment;

                          6.  Promptly notify the Holder, at all times when
a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event which causes the prospectus included in the Registration Statement, as then in effect, to include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish, as and when such is completed and available, to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

                          7.  File such documents as may be reasonably
necessary to register or qualify Registrable Securities covered by the Registration Statement under the securities or "Blue Sky" laws of such states as the Holder may reasonably request; provided, however, that the Company shall not be obligated to: (a) qualify to do business under the laws of any such state in which it is not then qualified; (b) file any general consent to service of process in any such state; (c) subject itself to taxation in any such jurisdiction; or (d) qualify such Registrable Securities in a given jurisdiction where expressions of investment interest are not sufficient in such jurisdiction to reasonably justify the expense of qualification in that jurisdiction or where such qualification would require the Company to register as a broker or dealer in such jurisdiction. Once effective, the Company shall



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use its reasonable commercial efforts to keep such filings effective until the earlier of (a) such time as all of the Registrable Securities covered by the Registration Statement have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, such time as the Holder has notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing, or (c) the date on which the Registration Statement ceases to be effective. The Company shall promptly notify the Holder of, and confirm in writing, the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale under the securities or "Blue Sky" laws of any jurisdiction;

                          8.  Provide a transfer agent and registrar for
all of the Registrable Securities covered by the Registration Statement not later than the effective date of the Registration Statement and thereafter maintain such a transfer agent and registrar; and otherwise cooperate with the sellers and the managing underwriter to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in denominations and registered in such names as the managing underwriter may reasonably request at least two (2) business days prior to any sale of Registrable Securities to the underwriters;

                          9.  Enter into such customary agreements (including
underwriting agreements in customary form) and take all such other actions as the Holder (or, if Other Holders of Registrable Securities exist, the Holder and/or the Other Holders of a majority of the Registrable Securities being sold) or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities including without limitation:

                              a.     Making such representations and warranties
to the underwriters in form, substance and scope, reasonably satisfactory to the managing underwriter, as are customarily made by issuers to underwriters in primary underwritten offerings;

                              b.     Obtaining opinions and updates thereof of
counsel which counsel and opinions to the Company (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter, addressed to the managing underwriter covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter;

                              c.     Causing the underwriting agreements to
set forth in full the indemnification provisions and procedures of Section 6 hereof (or such other substantially similar provisions and procedures as the managing underwriter shall reasonably request) with respect to all parties to be indemnified pursuant to said Section; and

                              d.     Delivering such documents and
certificates as may be reasonably requested by the sellers to evidence compliance with the




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provisions of this Section 4.a.ix and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

                          10.    Upon receipt by the Company of reasonable
confidentiality agreements, make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to be available on a reasonable basis and cooperate with such parties' "due diligence" and to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

                          11.    Otherwise use its best efforts to comply with
all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                          12.    Permit the Holder of Registrable Securities
covered by the Registration Statement, which Holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of the Holder and its counsel should be included;

                          13.    Make available appropriate management
personnel for participation in the preparation and drafting of such registration or comparable statement, for due diligence meetings and for "road show" meetings;

                          14.    In the event of the issuance of any stop
order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in the Registration Statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

                          15.    Obtain a cold comfort letter from the
Company's independent public accountants addressed to the Holder of Registrable Securities covered by the Registration Statement in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holder (or, if Other Holders of Registrable Securities exist, the Holder and/or the Other Holders of a majority of the Registrable Securities being sold) reasonably request;

                          16.    Use its reasonable efforts to cause the
Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be



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
necessary by virtue of the business and operations of the Company to enable the Holder to consummate the disposition of such Registrable Securities; and

                          17.    At its own expense, make available its
officers and employees as reasonable requested by the Holder to make presentations and otherwise appear and participate in meetings and the like in connection with road shows and similar efforts undertaken by the Holder and/or any underwriter or manager in any underwritten offering of any Registrable Securities by the Holder hereunder. The Company, at its own expense, will also prepare and deliver to such underwriter or manager such information, analyses, and other materials and presentations reasonably requested by such underwriter and/or manager in connection with any offering of Registrable Securities pursuant to the Registration Statement.

                 B. Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsections 4.a.vi or 4.a.xiv, above, Holder shall forthwith discontinue disposition of such Registrable Securities until receipt of the copies of an appropriate supplement or amendment to the prospectus under subsection 4.a.vi or until the withdrawal of such order under subsection 4.a.xiv. If any such registration or comparable statement refers to any Holder by name or otherwise as the Holder of any securities of the Company and if, in the Holder's reasonable judgment, the Holder is or might be deemed to be a controlling person of the Company, the Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to the Holder and presented to the Company in writing, to the effect that the holding by the Holder of such securities is not to be construed as a recommendation by the Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that the Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to the Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to the Holder; provided that with respect to this clause (ii) the Holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company. The parties further agree that the Company shall not be deemed to have used its reasonable best efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in Holders not being able to sell such Registrable Securities during that period, unless (x) such action is required under applicable law, and (y) the Company has filed a post-effective amendment to the Registration Statement and the SEC has not declared it effective. In the event that the events described in clause (y) occur, the Company shall file a new registration statement on an appropriate form under the Securities Act for all of the Registrable Securities to be registered. The Company will use its reasonable efforts to keep any such registration statement effective until the later of (i) the date that is nine (9) months after the date of effectiveness of the Registration Statement or (ii) the date set forth in
Section 1.c, above.

         VI. Registration Expenses. Except as otherwise provided elsewhere in this Agreement, all expenses incident to the Company's performance of or compliance with its registration and all other obligations under this Agreement, including without limitation, all registration, qualification and





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
filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, escrow fees and fees and disbursements of counsel for the Company and all independent certified public accountants solely related to the registration, underwriters (excluding underwriting discounts and commissions which shall be paid by the Holder out of the proceeds of the offering) and other Persons retained by the Company, and all road show and related expenses of the Holders and the Company, including travel, lodging, promotion, and all other related expenses, will be borne by the Company.

         VII.    Indemnification.

                 A. The Company agrees, to the extent permitted by law, to indemnify the Holder, the officers, directors, shareholders, partners, employees, trustees, agents and representatives of the Holder, and each person or entity, if any, that controls Holder within the meaning of the Securities Act against any and all losses, claims, damages, actions, liabilities, reasonable costs and expenses incurred or suffered by such persons (including without limitation, reasonable attorneys' fees, expenses and disbursements documented in writing), arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any prospectus contained therein (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as and to the extent that such statement or omission arose out of or was based upon information which was furnished in writing to the Company by the person seeking indemnification expressly for use therein or by the Holder's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished the Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person or entity who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the indemnification of the Holder.

                 B. In connection with any Registration Statement in which Holder is participating, the Holder shall furnish to the Company in writing such information relating to the Holder or otherwise known to the Holder as the Company reasonably requests for use in connection with any such Registration Statement or prospectus (and any amendment or supplement) and, to the extent permitted by law, shall indemnify the Company and its subsidiaries (including corporate, partnership, and other subsidiaries), and the officers, directors, shareholders, partners, employees, trustees, agents and representatives and each person who controls (within the meaning of the Securities Act) any such person against any losses, claims, damages, actions, liabilities, reasonable costs and expenses incurred or suffered by such persons (including, without limitation, reasonable attorneys' fees, expenses and disbursements documented in writing), arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement, or any prospectus contained therein (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the




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
statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such statement or omission is contained in any information furnished by the Holder to the Company for inclusion in the Registration Statement or any prospectus (or amendment or supplement thereto) and is reasonably relied upon in conformity with such written information and provided that the obligation to indemnify set forth in this paragraph will be individual to the Holder and will be limited to the net amount of proceeds received by the Holder from the sale of Registrable Securities pursuant to such Registration Statement.

                 C. Any person or entity entitled to indemnification hereunder shall (i) give reasonably prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                 D. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of Registrable Securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason. Such right to contribution shall be in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the selling Holder on the other (or, if Other Holders of Registrable Securities exist, in such proportions that the selling Holder and any Other Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

                 The parties hereto agree that it would not be just or equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediate preceding paragraph. No person or entity found guilty of any fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 6.d, the Holder (or Other Holders, if any) shall not be required to contribute any amount in excess of the amount of the total price at which the Registrable Securities of such selling holder was offered to the public.

         VIII. Participation in Underwritten Registrations. No person may participate in any registration hereunder which is underwritten unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons or persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that the Holder, in any underwritten, registration shall not be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding the Holder, the Holder's intended method of distribution and the Holder's ownership of the Registrable Securities.

         IX. Reports and Information. The Company hereby agrees to provide to the Holder, so long as the Holder continues to hold Registrable Securities, copies of all filings made by the Company to the SEC promptly after such filing. Subject to applicable securities laws and the receipt of confidentiality undertakings, if appropriate, the Company further agrees to provide to the Holder other detailed information regarding the Company and its properties as is reasonably requested by the Holder promptly following any such request.

         X.     Miscellaneous.

                A. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holder in this Agreement.

                B. Remedies. Any person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                 C. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and Holder (or, if Other Holders of Registrable Securities exist, the Holder and/or the Other Holders holding a majority of the then outstanding shares of Registrable Securities).

                 D. Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                 E. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                 F. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

                 G. Descriptive. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                 H. Governing Law. The corporate laws of the State of Delaware will govern all questions concerning the relative rights of the Company or its shareholders. All other questions concerning the construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

                 I. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been delivered when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Company and the Holder as set forth below (or at such other address for any as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

         If to the Company:       Inco Homes Corporation
                                  1282 West Arrow Highway
                                  Post Office Box 970
                                  Upland, California  91785
                                  Attn:  Ira C. Norris

         If to the Holder:        Overland Opportunity Fund, LLC
                                  147 East Olive Avenue
                                  Monrovia, California 91016
                                  Attn:  Fred E. Liao

                 J. Entire Agreement. This Agreement represents the entire agreement of the parties with respect to the subject matter contained herein and supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                 K. Time. Time is of the essence in connection with this Agreement.

                 L. Attorney's Fees. In the event of any action or proceeding brought by either party against the other in this Agreement, the prevailing party shall be entitled to recover its actual attorneys' fees and all fees, costs, and expenses incurred for prosecution, defense, consultation or advice in such action or proceeding. In addition to the foregoing, the prevailing party shall be entitled to its actual attorneys' fees and all fees, costs and expenses incurred in any post-judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Agreement into any judgment on this Agreement.


                IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                      "COMPANY"

                                       INCO HOMES CORPORATION,
                                       a Delaware corporation

                                       By:
                                              -----------------------------
                                       Title:
                                              -----------------------------
                                       Name:
                                              -----------------------------


                                       "HOLDER"

                                       OVERLAND OPPORTUNITY FUND, LLC,
                                       a California limited liability
                                       company

                                       By:
                                              -----------------------------
                                       Title:
                                              -----------------------------
                                       Name:
                                              -----------------------------






                                      -14-